                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement             [ ] Confidential, For Use of the
[X]  Definitive proxy statement                  Commission only (as permitted
[ ]  Definitive additional materials             by Rule 14a-6(e)(2))
[ ]  Soliciting material pursuant to
     Rule 14a-11(c) or Rule 14a-12

                               MEGO FINANCIAL CORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                              MEGO FINANCIAL CORP.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
       [X] No fee required.
       [ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

     (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5)   Total fee paid:

--------------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

--------------------------------------------------------------------------------

     (1)   Amount previously paid:

--------------------------------------------------------------------------------

     (2)   Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3)   Filing party:

--------------------------------------------------------------------------------

     (4)   Date Filed:

--------------------------------------------------------------------------------

                              MEGO FINANCIAL CORP.
                   4310 PARADISE ROAD, LAS VEGAS, NEVADA 89109

               -------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 2, 1999

               -------------------------------------------------



To the Shareholders of Mego Financial Corp.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Mego Financial Corp., a New York corporation (the "Company"), will be held at the offices of the law firm of Greenberg Traurig, P.A., Met Life Building, 200 Park Avenue, New York, New York 10166, on Thursday, September 2, 1999, at 10:00 a.m., local time, for the following purposes:

         (1) To consider and vote upon a proposal to amend the Company's Certificate of Incorporation in order to effect a one-for-six reverse stock split of the Company's outstanding shares of Common Stock, par value $.01 per share; and

         (2) To consider and take action upon such other business as may properly come before the Special Meeting and any and all adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on August 6, 1999 as the record date for determining those shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. The transfer books of the Company will not be closed.

         Whether or not you expect to be present at the Special Meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed pre-addressed envelope. No postage is required if mailed in the United States.

                                            By Order of the Board of Directors


                                            JON A. JOSEPH
                                            Vice President, General Counsel
                                            and Secretary


August 13, 1999


THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                              MEGO FINANCIAL CORP.
                               4310 PARADISE ROAD
                             LAS VEGAS, NEVADA 89109

               -------------------------------------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS

               -------------------------------------------------



         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mego Financial Corp., a New York corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock" or "Common Shares"), to be voted at the Company's Special Meeting of Shareholders (the "Special Meeting") to be held at the offices of the law firm of Greenberg Traurig, P.A., Met Life Building, 200 Park Avenue, New York, New York 10166, on Thursday, September 2, 1999, at 10:00 a.m., local time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Any shareholder giving such a proxy may revoke it by written notice to the Secretary of the Company at the above address at any time before it is exercised. Attendance at the Special Meeting will not have the effect of revoking the proxy unless such written notice is given, or unless the shareholder votes by ballot at the meeting.


         The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is August 13, 1999. The Company's principal executive offices are located at 4310 Paradise Road, Las Vegas, Nevada 89109 and its telephone number is (702) 737-3700.



                             PURPOSES OF THE MEETING

         At the Special Meeting, the Company's shareholders will consider and vote upon the following matters:

         (1) A proposal to amend the Company's Certificate of Incorporation, as amended and restated (the "Certificate of Incorporation") in order to effect a one-for-six reverse stock split of the Company's outstanding Common Shares; and

         (2) To transact such other business as may properly come before the Special Meeting, including any adjournments or postponements thereof.




                                VOTING SECURITIES

         Holders of record of shares of the Company's Common Stock at the close of business on August 6, 1999 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. Each Common Share is entitled to one vote upon all matters to be acted upon at the Special Meeting. The presence, in person or by proxy, of the holders of shares representing a majority vote of the outstanding Common Shares will constitute a quorum. On August 6, 1999, an aggregate of 21,009,506 Common Shares were issued and outstanding.

         Abstentions will be considered as shares present and entitled to vote at the Special Meeting for purposes of determining the outcome of any matter submitted to the shareholders for a vote, but will not be counted as votes cast "for" or "against" any matter. Shares referred to as "broker or nominee non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present and entitled to vote at the Special Meeting for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the proxies reflect broker or nominee non-votes, shares represented by such proxies will be treated as not present and not entitled to vote on that subject matter and therefore would not be considered as shares entitled to vote on that subject matter and would not be considered when counting votes cast on the matter.


         YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. If you attend the Special Meeting, you may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

         If the enclosed proxy is properly signed, dated and returned, the shares represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated, the shares represented thereby will be voted FOR the proposal to amend the Company's Certificate of Incorporation in order to effect a one-for-six reverse stock split of the Company's outstanding Common Shares.






         [The remainder of this page has been intentionally left blank.]

                               SECURITY OWNERSHIP

         The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of Common Shares by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Shares, (ii) each director of the Company, (iii) the Company's chief executive officer and each of the four other executive officers whose annual salary and bonus during the Company's fiscal year ended August 31, 1998 exceeded $100,000, and (iv) all directors and executive officers of the Company as a group. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all Common Shares beneficially owned by them.



                                                                                      AMOUNT OF
                                                                                      BENEFICIAL      PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                                               OWNERSHIP        OWNERSHIP
----------------------------------------------------------------------------------    ----------      -----------
Robert Nederlander(2).........................................................        2,039,352            9.7%

Eugene I. Schuster and Growth Realty, Inc. (GRI)(3)...........................        1,505,038            7.2%

Jerome J. Cohen(4)............................................................        1,104,464            5.3%

Herbert B. Hirsch(5)..........................................................        1,623,464            7.7%

Don A. Mayerson(6)............................................................          829,555            3.9%

John E. McConnaughy, Jr.(7)...................................................          594,077            2.8%

Wilbur L. Ross, Jr.(8) .......................................................            1,000             *

Friedman Billings Ramsey Group, Inc. and affiliates(9)........................        3,216,323           15.3%

All Officers and Directors as a Group (9 persons)(10).........................        7,720,950           36.7%


-------------------------
*      Less than 1%.

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Record Date upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the applicable date have been exercised.
(2) 810 Seventh Avenue, 21st Floor, New York, New York 10019. Includes 250,000 shares held by an affiliate of Mr. Nederlander and 2,500 shares issuable under an option granted pursuant to the Company's Stock Option Plan. Does not include 100,000 shares of common stock owned by the Robert
       E. Nederlander Foundation, an entity organized and operated exclusively for charitable purposes (the "Foundation"), of which Mr. Nederlander is President. Mr. Nederlander disclaims beneficial ownership of the shares owned by the Foundation.

(3) 321 Fisher Building, Detroit, Michigan 48202. Consists of (i) 1,269,038 shares held of record by Growth Realty Holdings L.L.C. a limited liability corporation owned by Mr. Schuster, Growth Realty, Inc., a wholly-owned subsidiary of Venture Funding, Ltd. of which Mr. Schuster is a principal shareholder, Director and Chief Executive Officer ("GRI"), and Mr. Schuster's three children, (ii) 235,000 shares held of record by GRI and (iii) 1,000 shares issuable under an option granted pursuant to the Company's Stock Option Plan.

(4) 1125 N. E. 125th Street, Suite 206, North Miami, Florida 33161. Includes 2,500 shares issuable under an option granted pursuant to the Company's Stock Option Plan. Excludes 93,503 shares owned by Mr. Cohen's spouse and 500,000 shares owned by a trust for the benefit of his children over which Mr. Cohen does not have any investment or voting power, as to which he disclaims beneficial ownership. Also excludes 30,000 shares of common stock owned by the Rita and Jerome J. Cohen Foundation, Inc., an entity organized and operated exclusively for charitable purposes (the "Cohen Foundation"), of which

       Mr. Cohen is President. Mr. Cohen disclaims beneficial ownership of the shares owned by the Cohen Foundation.
(5) 230 East Flamingo Road, Las Vegas, Nevada 89109. Includes 1,000 shares issuable under an option granted pursuant to the Company's Stock Option Plan.
(6) 1125 N. E. 125th Street, Suite 206, North Miami, Florida 33161. Includes 1,000 shares issuable under an option granted pursuant to the Company's Stock Option Plan. Mr. Mayerson retired from the Company as of December 31, 1998.
(7) 1011 High Ridge Road, Stamford, Connecticut 06905. Includes 1,000 shares issuable under an option granted pursuant to the Company's Stock Option Plan. Excludes 3,000 shares owned by a member of Mr. McConnaughy's family, as to which Mr. McConnaughy does not have any investment or voting power, and as to which he disclaims beneficial ownership.
(8) 1251 Avenue of the Americas, 51st Floor, New York, New York 10020. Consists of 1,000 shares issuable under an option granted pursuant to the Company's Stock Option Plan. Excludes 15,000 shares owned by a member of Mr. Ross' family and 250,000 shares owned by Rothschild, Inc., of which Mr. Ross is a Managing Director, over which Mr. Ross does not have any investment or voting power, and as to which he disclaims beneficial ownership.
(9) 1001 19th Street North, Arlington, VA. 22209. Based upon a Schedule 13G dated July 13, 1998, as amended, filed jointly by Friedman Billings Ramsey Group, Inc., Friedman Billings Ramsey Group, Inc. Voting Trust, Eric F. Billings, Emanuel J. Friedman and W. Russell Ramsey with the Securities and Exchange Commission. Consists of 3,156,323 shares owned by Friedman Billings Ramsey Group, Inc. and 60,000 shares owned personally by Emanuel J. Friedman. The Company has been advised that Emanuel J. Friedman, Eric F. Billings and W. Russell Ramsey are each control persons with respect to Friedman Billings Ramsey Group, Inc. and are the sole voting trustees of the Friedman Billings Ramsey Group, Inc. Voting Trust, which has sole discretion to vote approximately 89.1% of the voting power of Friedman Billings Ramsey Group, Inc.
(10) See Notes (2) - (8). Also includes 16,000 and 8,000 shares, respectively, issuable under options granted to Jon A. Joseph and Charles Baltuskonis pursuant to the Company's Stock Option Plan.

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                     TO EFFECT A REVERSE STOCK SPLIT OF THE
                            OUTSTANDING COMMON SHARES


GENERAL


         The Board of Directors of the Company has unanimously adopted a resolution approving, and recommending to the Company's shareholders for their approval, an amendment to Article THIRD of the Company's Certificate of Incorporation authorizing a one-for-six reverse stock split of the Company's outstanding Common Shares (the "Reverse Stock Split"). The form of the proposed amendment is annexed to this Proxy Statement as Annex A (the "Certificate of Amendment"). The effect of the proposed Reverse Stock Split upon holders of the Common Shares will be that the total number of Common Shares held by each shareholder will be automatically converted into a number of whole Common Shares equal to the number of Common Shares owned immediately prior to the Reverse Stock Split divided by six, as adjusted, as described below, for any fractional shares.



 REASONS FOR THE REVERSE STOCK SPLIT


         The Company's Common Shares are currently listed on the Nasdaq National Market system (the "Nasdaq NMS"). The Company has been advised by Nasdaq that the continued listing requirements of the Nasdaq NMS requires, among other things, that the Common Shares maintain a closing bid price in excess of $1.00. As of the date of this Proxy Statement, the Company is not in compliance with this requirement. The Company has been further advised by the Nasdaq NMS that it is requiring the Company to be in compliance with the minimum bid price requirement by September 3, 1999. In the event that the Common Shares do not satisfy the $1.00 minimum bid price, they will be subject to delisting from the Nasdaq NMS.

         The Board of Directors has determined that continued listing of the Common Shares on the Nasdaq NMS is in the best interests of the Company's shareholders. If the Common Shares were delisted from the Nasdaq NMS system, trading, if any, would thereafter be conducted on either the Nasdaq SmallCap Market system (the "Nasdaq SmallCap Market") or the over-the-counter market on an electronic bulletin board (commonly referred to as the "pink sheets") established for securities that do not meet the Nasdaq NMS or Nasdaq SmallCap Market inclusion/maintenance requirements. As with the Nasdaq NMS, one of the maintenance requirements of the Nasdaq SmallCap Market is that securities maintain a minimum bid price of $1.00. Accordingly, in the event that the Company's Common Shares do not satisfy the $1.00 minimum bid price required by the Nasdaq NMS, the Common Shares may not be eligible for inclusion on the Nasdaq SmallCap Market. The Company's Board of Directors believes that a delisting from the Nasdaq NMS could, among other things, decrease the liquidity of the outstanding Common Shares and consequently, reduce the trading price and increase the transaction costs of trading such shares.


         The Board of Directors believes that if the Reverse Stock Split is approved by shareholders and thereafter effected, the bid price of the Common Shares will likely increase over the $1.00 minimum bid price requirement thereby permitting the Company to continue to list the Common Shares on the Nasdaq NMS. There can be no assurance, however, that the market price of the Common Shares will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split, that the market price of the Common Shares following the Reverse Stock Split [Post-Split Common Shares] can be maintained above $1.00 or that the Common Shares would not be delisted from the Nasdaq NMS for other reasons.

POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT

         Pursuant to the Reverse Stock Split, each holder of six shares of Common Stock, par value $.01 per share ("Old Common Shares"), immediately prior to the effectiveness of the Reverse Stock Split would become the holder of one share of Common Stock, par value $.01 per share ("New Common Shares"), after consummation of the Reverse Stock Split.


         Although the Reverse Stock Split will not, by itself, affect the Company's assets or prospects, the Reverse Stock Split could result in a decrease in the aggregate market value of the Company's equity capital. The Board of Directors believes that this risk is outweighed by the benefits of the continued listing of the Common Shares on the Nasdaq NMS.


         If approved, the Reverse Stock Split will result in some shareholders owning "odd-lots" of less than 100 Common Shares. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

OUTSTANDING COMMON SHARES

         The Company is currently authorized to issue a maximum of 50,000,000 Common Shares. As of the date of this Proxy Statement, there were 21,009,506 Common Shares outstanding. Although the number of authorized Common Shares will not change as a result of the Reverse Stock Split, the number of outstanding shares will be reduced to a number that will be approximately equal to (i) the number of Common Shares outstanding immediately prior to the effectiveness of the Reverse Stock Split, divided by (ii) six (6). In addition, the Company has reserved approximately 868,500 Common Shares for issuance upon exercise of outstanding options, warrants and other convertible securities and, upon the effectiveness of the Reverse Stock Split, the exercise price and/or conversion rate of such instrument will be proportionately adjusted to give effect to the Reverse Stock Split.

         With the exception of the number of outstanding shares, the rights and preferences of the Common Shares prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, it is not anticipated that the financial condition of the Company, the percentage ownership of management, the number of the Company's shareholders, or any aspect of the Company's business would materially change as a result of the Reverse Stock Split.

         The Common Shares are currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of the Common Shares under the Exchange Act.

INCREASE OF COMMON SHARES AVAILABLE FOR FUTURE ISSUANCE

         As a result of the Reverse Stock Split, there will be a reduction in the number of outstanding Common Shares and an associated increase in the number of authorized shares which would be unissued and available for future issuance after the Reverse Stock Split (the "Increased Available Shares"). The Increased Available Shares could be used for any proper corporate purpose approved by the Board of Directors of the Company including, among others, future financing transactions.

         Because the Reverse Stock Split will create the Increased Available Shares, the Reverse Stock Split may be construed as having an anti-takeover effect. Although neither the Board of Directors nor the management of the Company views the Reverse Stock Split as an anti-takeover measure, the Company could use the Increased Available Shares to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. For example, the Company could privately sell all or a portion of the Increased Available Shares to purchasers who might side with the Board of Directors in opposing a hostile takeover bid or issue these shares to a holder which would, thereafter, have sufficient voting power to assure that any proposal to amend or repeal the provisions of the Company's charter documents would not receive the requisite vote.

EFFECTIVENESS OF THE REVERSE STOCK SPLIT


         The Reverse Stock Split, if approved by the Company's shareholders, would become effective (the "Effective Date") upon the filing with the Department of State of the State of New York of a Certificate of Amendment of the Company's Certificate of Incorporation in substantially the form of the Certificate of Amendment attached to this Proxy Statement as Annex A. It is expected that such filing will take place on the date of the Special Meeting, assuming shareholders approve the Reverse Stock Split. However, the exact timing of the filing of such Certificate of

Amendment will be determined by the Board of Directors based upon its evaluation as to when such action will be most advantageous to the Company and its shareholders, and the Board of Directors reserves the right to delay the Certificate of Amendment for up to twelve months following shareholder approval thereof. In addition, the Board of Directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Certificate of Amendment if, at any time prior to filing such Certificate of Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of the Company and its shareholders.


          Commencing on the Effective Date, each currently outstanding Common Share certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of Common Shares resulting from the Reverse Stock Split and any cash which may be payable in lieu of fractional shares. As soon as practicable after the Effective Date, shareholders will be notified as to the effectiveness of the Reverse Stock Split and instructed as to how to surrender their certificates representing Old Common Shares in exchange for certificates representing New Common Shares (and, if applicable, cash in lieu of fractional shares). The Company intends to use its transfer agent, American Stock Transfer & Trust Company, as its exchange agent in effecting the exchange of certificates following the effectiveness of the Reverse Stock Split.


         On the Effective Date, the interest of each shareholder of record who owns fewer than six (6) shares of Common Stock will thereby be terminated, and he, she or it will have no right to vote as a shareholder or share in the assets or any future earnings of the Company.


FRACTIONAL SHARES

         The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead, holders of Old Common Shares who would otherwise be entitled to receive a fractional share of New Common Shares because they hold a number of Old Common Shares that is not evenly divisible by the Authorized Number will be entitled to receive from the Company a cash payment equal to the fair market value, as determined by the Board of Directors, of any fractional New Common Shares resulting from the Reverse Stock Split. The fair market value shall be based on the average of the closing prices for the Old Common Shares as reported by the Nasdaq NMS on each of the five trading days preceding the date on which the Reverse Stock Split becomes effective.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following discussion summarizing certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers or insurance companies). Shareholders are urged to consult their own tax advisors to determine the particular consequences to them.

         The receipt of New Common Shares solely in exchange for Old Common Shares will not generally result in recognition of gain or loss to the shareholders. The adjusted tax basis of a shareholder's New Common Shares will be the same as the adjusted tax basis of the shares of Old Common Shares exchanged therefor, and the holding period of the New Common Shares will include the holding period of the Old Common Shares exchanged therefor. Shareholders who receive cash in lieu of fractional shares will be treated as if they had received such fractional shares and then sold them to the Company, and such shareholders will recognize gain or loss equal to the difference between the amount of cash received and their basis in the Common Shares exchanged. No gain or loss will be recognized by the Company as a result of the Reverse Stock Split.

DISSENTERS' RIGHTS


         Pursuant to the New York Business Corporation Law, the Company's shareholders are not entitled to dissenters' rights of appraisal with respect to the proposed Reverse Stock Split.


VOTE REQUIRED FOR APPROVAL


         The affirmative vote of the holders of a majority of all outstanding Common Shares entitled to vote at the Special Meeting, in person or by proxy, is required for approval of the proposed Reverse Stock Split.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Company's Board of Directors recommends a vote FOR the proposal to amend the Company's Certificate of Incorporation in order to effect the one-for-six Reverse Stock Split of the outstanding Common Shares.

                                     GENERAL

         The Company and the Board of Directors do not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the Special Meeting. If any other matters should properly come before the Special Meeting, proxies will be voted on these other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred only by the granting of such proxies.

         The Company will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to shareholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Common Shares held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or telegraph. The Company does not expect to pay any compensation for the solicitation of proxies.

                                             By Order of the Board of Directors,


                                             JON A. JOSEPH
                                             Vice President, General Counsel
                                             and Secretary


August 13, 1999

                                                                         ANNEX A


                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                              MEGO FINANCIAL CORP.

                            UNDER SECTION 805 OF THE
                            BUSINESS CORPORATION LAW

         The undersigned, being the Chairman of the Board and Secretary of MEGO FINANCIAL CORP., a New York corporation (the "Corporation"), hereby certify:

         1. The name of the Corporation is MEGO FINANCIAL CORP.


         2. The Certificate of Incorporation of Mego Financial Corp. was filed with the Department of State of the State of New York on February 23, 1954, under the name Mego Corp.


         3. The Certificate of Incorporation, as previously amended and restated, is further amended to add the following paragraph to paragraph "THIRD":


                  All of the shares of Common Stock of the Corporation issued and outstanding, or held as treasury shares, immediately prior to the time this Amendment becomes effective shall be and are by this means automatically reclassified and changed (without further act) into fully paid and nonassessable shares of Common Stock, the number of which shall equal the number of shares obtained by dividing (i) the total number of shares of Common Stock issued and outstanding, or held as treasury shares, immediately prior to the time this Amendment becomes effective by (ii) six (6). The shares of Common Stock returned to the Corporation as a result of the reclassification and change shall not cause a change in the amount of stated capital or paid-in-surplus of the Corporation, and shall constitute a one-for-six reverse stock split, provided no fractional shares of less than one share shall be issued. The holders of fractional share interests of less than one share shall be paid in cash by the Corporation the value of their fractional share based upon the average of the closing prices of the Corporation's Common Stock as reported on the Nasdaq National Market System during each of the five (5) trading days preceding the effective date of this Amendment.


         4. The foregoing amendment to the Certificate of Incorporation was authorized by a vote of the Board of Directors of the Corporation and by a vote of the holders of a majority of all outstanding shares entitled to vote thereon in accordance with Section 803 of the Business Corporation Law.

          IN WITNESS WHEREOF, the undersigned have subscribed to and affirm as true the statements made herein under penalties of perjury this ____ day of September, 1999.

                            --------------------------------------------------
                            Robert Nederlander, Chairman of the Board


                            --------------------------------------------------
                            Jon A. Joseph, Vice President, General Counsel and Secretary

                              MEGO FINANCIAL CORP.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY -- SPECIAL MEETING OF SHAREHOLDERS - SEPTEMBER 2, 1999


         The undersigned, a holder of Common Stock of Mego Financial Corp., a New York corporation (the "Company"), does hereby appoint Robert Nederlander and Jerome J. Cohen, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of the Company to be held at the offices of the law firm of Greenberg Traurig, P.A., Met Life Building, 200 Park Avenue, New York, New York 10166 on Thursday, September 2, 1999, at 10:00 A.M. local time, and at any adjournment(s), or postponement(s) thereof.

         The undersigned hereby instructs said proxies or their substitutes:

1. PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION IN ORDER TO EFFECT A ONE-FOR-SIX REVERSE STOCK SPLIT OF THE COMPANY'S OUTSTANDING COMMON STOCK.

                FOR  [ ]            AGAINST [ ]            ABSTAIN [ ]


2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



                  (Continued and to be signed on reverse side)

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN.


         The Board of Directors Recommends a vote "FOR" Proposal (1).


         The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms all that the proxies appointed hereby, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and Proxy Statement, both dated September 2, 1999.

                                       Dated:                           , 1999
                                              --------------------------


                                       ----------------------------------------
                                                     Signature


                                       ----------------------------------------
                                                     Signature

                                       NOTE: Your signature should appear
                                       exactly the same as your name appears
                                       hereon. If signing as partner, attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if mailed within the United States.